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                                                                  Exhibit 10.5


                         MANAGEMENT SERVICES AGREEMENT


         THIS MANAGEMENT SERVICES AGREEMENT (this "Agreement") is made as of May 26, 1998 by and among Steel Heddle Group, Inc., a Delaware corporation ("Group"); Steel Heddle Mfg. Co. (the "Corporation"); Heddle Capital Corp., Steel Heddle International, Inc., Steel Heddle International, Ltd., Steel Heddle (Canada) Ltee/Ltd (collectively, the "Subsidiaries"); and American Industrial Partners Corporation, a Delaware corporation ("AIP").

                                   Background

         Subject to the terms and conditions of this Agreement, the Corporation desires to retain AIP to provide certain management services to the Corporation.

                              Terms and Conditions

         In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

         1. Management Services: During the term of this Agreement, AIP shall provide general management, financial and other corporate advisory services to the Corporation. Such management services shall be performed by the qualified officers, employees or agents of AIP, and AIP shall at all times direct, monitor and supervise the performance of such services by such officers, employees or agents.

         2.      Fees and Expenses.

                 (a) The Corporation shall pay to AIP an annual management fee (the "Management Fee") of Eight Hundred Ninety-five Thousand Dollars ($895,000). The Management Fee shall be payable semi-annually in arrears on each May 30 and November 29 occurring during the term of this Agreement, beginning May 30, 1998, or at such other times as the Corporation and AIP shall otherwise agree; provided that if any date on which payment of the Management Fee is required hereunder is not a business day, the Corporation shall pay such Management Fee on the first business day following the date on which payment was otherwise due.

                 (b) In addition to the Management Fees, the Company agrees to promptly reimburse AIP for all out-of-pocket expenses incurred by AIP in providing the services contemplated by this Agreement, including fees and expenses paid to consultants, subcontractors and other third parties in connection with such services.





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                 (c)      Group and the Subsidiaries (collectively, the
"Guarantors"), jointly and severally, hereby guarantee the Corporation's payment of all amounts owing to AIP.

                 (d) Notwithstanding anything to the contrary contained herein, (i) the Corporation shall not be required to pay the Management Fee if and for so long as any such payment would violate, breach or otherwise constitute a default (or any event which might with the lapse of time or the giving of notice or both, constitute a default) under any of the Corporation's financing agreements, and (ii) none of the Guarantors shall be required to make any payments pursuant to Section 2(c) of this Agreement if any such payment would violate, breach or otherwise constitute a default (or any event which might with the lapse of time or the giving of notice or both, constitute a default) under any of the Guarantors' financing agreements.

                 (e) Interest will accrue on all due and unpaid Management Fees at the rate per annum equal to ten percent (10%) until such time as such Management Fees are paid, and such interest shall compound annually.

                 (f) Notwithstanding the provisions of Section 2(a) hereof, the liability of the Corporation for any semi-annual Management Fee payment hereunder shall not accrue, and AIP shall have no right for payment in respect thereto, unless AIP continues to perform the management services described in Section 1 through the end of the applicable semi-annual period (except for any partial semi-annual period ending on the termination of this Agreement, whereupon the Management Fee shall be pro rated, and shall be payable, for such period).

         3. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. This Agreement may not be transferred or assigned by any party without the written consent of each other party; provided, however, that AIP may assign its obligations hereunder to any of its affiliates.

         4. Entire Agreement; Amendment. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by the parties. No courses of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

         5. Term. Except as provided for herein, this Agreement shall commence on the date hereof and shall terminate on the earlier of (i) the tenth anniversary of the date hereof and (ii) such other date as to which AIP and the Corporation mutually agree. The provisions of Section 6 shall survive the termination of this Agreement.

         6. Indemnification. The Company and the Guarantors hereby jointly and severally indemnify and hold harmless AIP and its partners, employees, agents, representatives and affiliates (each being an "Indemnified Party") from and against any and all losses, claims, damages





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and liabilities to which such Indemnified Party may become subject under any applicable federal or state law, any claim made by any third party or otherwise, relating to or arising out of the engagement of AIP pursuant to, and the performance by AIP of the services contemplated by, this Agreement, and the Company and the Guarantors jointly and severally will reimburse any Indemnified Party for all costs and expenses (including attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatening claim, or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party hereto. None of the Company and the Guarantors will be liable under this Section 6, and an Indemnified Party shall reimburse the Company or Guarantor for any related payments made by the Company or any Guarantor under this Section 6, to the extent that any loss, claim, damage, liability, cost or expense is determined by a court, in a final judgment from which no further appeal may be taken, to have resulted primarily from the gross negligence or willful misconduct of such Indemnified Party. No Indemnified Party shall be liable to the Company or any of the Guarantors for honest mistakes of judgment, or for any action or inaction, taken in good faith in the performance of management services under this Agreement to the extent such action would satisfy the standards for indemnification set forth in this Section 6.

         7. Permissible Activities. Subject to all applicable provisions of Delaware law that impose fiduciary duties upon AIP or its partners or affiliates, nothing herein shall in any way preclude AIP, its partners or affiliates from engaging in any business activities or from performing services for its or their own account or for the account of others.

         8. Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal law of the State of New York.

                                 [END OF PAGE]
                            [SIGNATURE PAGE FOLLOWS]





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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Management Services Agreement to be executed as of the day and year first above written.

                                STEEL HEDDLE GROUP, INC.


                                By:  /s/ Benjamin G. Team
                                     ------------------------------------------
                                Its: President
                                     ------------------------------------------


                                STEEL HEDDLE MFG. CO.


                                By:  /s/ Benjamin G. Team
                                     ------------------------------------------
                                Its: President
                                     ------------------------------------------

                                HEDDLE CAPITAL CORP.


                                By:  /s/ Jerry B. Miller
                                     ------------------------------------------
                                Its: President
                                     ------------------------------------------


                                STEEL HEDDLE INTERNATIONAL, INC.

                                By:  /s/ Benjamin G. Team
                                     ------------------------------------------
                                Its: President
                                     ------------------------------------------


                                STEEL HEDDLE INTERNATIONAL, LTD.


                                By:  /s/ Benjamin G. Team
                                     ------------------------------------------
                                Its: President
                                     ------------------------------------------





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                           STEEL HEDDLE (CANADA) LTEE/LTD


                           By:  /s/ Benjamin G. Team
                                -----------------------------------------------
                           Its: President
                                -----------------------------------------------

                           AMERICAN INDUSTRIAL PARTNERS, a
                           Delaware general partnership

                           By:  American Industrial Partners
                                Management Corporation II, a general partner


                           By:  /s/ Theodore Rogers
                                -----------------------------------------------
                                Theodore C. Rogers, President





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